SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed  by  the  Registrant  [x]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:

[ ]    Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
[x]    Definitive  Proxy  Statement
[ ]    Definitive  Additional  Materials
[ ]    Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                               Porta Systems Corp.
                (Name of Registrant as Specified In Its Charter)

                                      N.A.
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[x]    No  fee  required.
[ ]    Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(1) and
       0-11.

1)     Title  of  each  class  of  securities  to  which  transaction  applies:
       -------------------------------------------------------------------------
2)     Aggregate  number  of  securities  to  which  transaction  applies:
       -------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11;*
       -------------------------------------------------------------------------
4)     Proposed  maximum  aggregate  value  of  transaction:
       -------------------------------------------------------------------------
5)     Total  fee  paid:
       -------------------------------------------------------------------------
[  ]   Fee  paid  previously  with  preliminary  materials.
[  ]   Check  box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)     Amount  Previously  Paid:
            --------------------------------------------------------------------
       2)     Form,  Schedule  or  Registration  Statement  No.:
            --------------------------------------------------------------------
       3)     Filing  Party:
            --------------------------------------------------------------------
       4)     Date  Filed:
            --------------------------------------------------------------------
_________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                               PORTA SYSTEMS CORP.
                             575 UNDERHILL BOULEVARD
                             SYOSSET, NEW YORK 11791

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 23, 1999

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Porta Systems Corp., a Delaware corporation (the "Company"), will be held at the offices of the Company, 575 Underhill Boulevard, Syosset, New York 11791 on Wednesday, June 23, 1999, at 9:30 A.M. local time, for the purpose of considering and acting upon the following matters:

     (1) The election of eight (8) directors to serve until the 2000 Annual Meeting of Stockholders and until their successors shall be elected and qualified;

     (2) The approval of the Company's 1999 Incentive and Non-Qualified Stock Option Plan;

     (3)  The approval of the Company's 1999 Employee Stock Purchase Plan;

     (4) The approval of BDO Seidman, LLP as the Company's independent auditors for the year ending December 31, 1999; and

     (5) The transaction of such other and further business as may properly come before the meeting.

     The Board of Directors of the Company has fixed the close of business on April 30, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A copy of the Company's Annual Report to Stockholders for 1998 is being mailed with this Proxy Statement. Additional copies are available upon request. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection during normal business hours for purposes germane to the meeting at the Company's corporate offices at 575 Underhill Boulevard, Syosset, New York 11791 during the ten days prior to the date of the Annual Meeting.

     The enclosed Proxy Statement contains information pertaining to the matters to be voted on at the Annual Meeting.

                         By  order  of  the  Board  of  Directors


                              Michael  A.  Tancredi
                              Secretary
Syosset,  New  York
May  17,  1999


THE MATTERS BEING VOTED ON AT THE ANNUAL MEETING ARE IMPORTANT TO THE COMPANY. IN ORDER THAT YOUR VOTE IS COUNTED AT THE ANNUAL MEETING, PLEASE EXECUTE, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE ANNUAL MEETING IF THE PROXY IS REVOKED IN THE MANNER SET FORTH IN THE PROXY STATEMENT.

                               PORTA SYSTEMS CORP.
                             575 UNDERHILL BOULEVARD
                             SYOSSET, NEW YORK 11791

                                 PROXY STATEMENT

                       1999 ANNUAL MEETING OF STOCKHOLDERS

                               GENERAL INFORMATION


     The accompanying proxy and this Proxy Statement are furnished in connection with the solicitation by the Board of Directors (the "Board") of Porta Systems Corp., a Delaware corporation (the "Company"), of proxies for use at the Company's 1999 Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Company's executive office at 575 Underhill Boulevard, Syosset, New York 11791 on Wednesday, June 23, 1999 at 9:30 A.M. or at any adjournment thereof. This Proxy Statement and the related proxy and the 1998 Annual Report to Stockholders (the "Annual Report") are being mailed to stockholders of the Company on or about May 17, 1999.


     At  the Annual Meeting, stockholders will vote on (a) the election of eight
(8) directors to serve until the 2000 Annual Meeting of Stockholders and until their successors shall be elected and qualified, (b) the approval of the Company's 1999 Incentive and Non-Qualified Stock Option Plan, (c) the approval of the Company's 1999 Employee Stock Purchase Plan, (d) the approval of BDO Seidman, LLP, as the Company's independent auditors for the year ending December 31, 1999, and (e) the transaction of such other and further business as may properly come before the meeting. The Board does not know of any other matters which will be voted upon at the Annual Meeting.

     Stockholders are encouraged to review the detailed discussion presented in this Proxy Statement and either return the completed and executed proxy or attend the Annual Meeting.

RECORD  DATE;  OUTSTANDING  SHARES;  VOTING  RIGHTS  AND  PROXIES

     Stockholders of record at the close of business on April 30, 1999 (the "Record Date"), are entitled to notice and to vote at the Annual Meeting. As of the close of business on the Record Date there were outstanding 9,484,742 shares of the Company's common stock, par value $.01 per share ("Common Stock"). The holders of the Common Stock are entitled to one vote for each share owned of record on the Record Date.

     The presence in person or by proxy of holders of a majority of the shares of voting stock of the Company entitled to be voted will constitute a quorum for the transaction of business at the Annual Meeting. If a stockholder files a proxy or attends the Annual Meeting, his or her shares are counted as being present at the Annual Meeting for purposes of determining whether there is a quorum, even if the stockholder abstains from voting on all matters. The vote required for the election of directors and approval of other proposals is set forth in the discussion of each proposal.

     Each stockholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that his or her shares are voted at the Annual Meeting. The return of a signed proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised by executing and returning a proxy bearing a later date, by giving a written notice of revocation to the Secretary of the Company, or by attending the Annual Meeting and voting in person. There is no required form for a proxy revocation. All properly executed proxies not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein.

     If a proxy is signed and returned, but no specification is made with respect to any or all of the proposals listed therein, the shares represented by such proxy will be voted for all the proposals, including the Election of Directors. Abstentions and broker non-votes are not counted as votes "for" or "against" a proposal. Where the affirmative vote on a proposal is required for approval, abstentions and broker non-votes are counted in determining the number of shares present or represented.

COST  OF  SOLICITATION

     The Company will bear the costs of soliciting proxies. In addition to the solicitation of proxies by mail, directors, officers and employees of the Company, who will receive no compensation in addition to their regular salary, may solicit proxies by mail, telecopier, telephone or personal interview. The Company will request that brokers and other custodians, nominees and fiduciaries forward proxy material to the beneficial holders of the Common Stock held of record by such persons, where appropriate, and will, upon request, reimburse such persons for their reasonable out-of-pocket expenses incurred in connection therewith.

       PRINCIPAL HOLDERS OF SECURITIES AND SECURITY HOLDINGS OF MANAGEMENT

     The following table sets forth, as of April 30, 1999, based upon information provided by such persons, the number of outstanding shares of Common Stock of the Company beneficially owned by each person known by the Company to own beneficially at least 5% of the Company's Common Stock, each current director of the Company, the Company's chief executive officers and each of the four most highly compensated officers other than the chief executive officer, and all current directors and officers of the Company as a group.



                                                        SHARES OF COMMON
                                                        STOCK BENEFICIALLY      PERCENTAGE OF OUTSTANDING
NAME                                                    OWNED(1)                COMMON STOCK
------------------------------------------------------  ------------------      --------------------------
William V. Carney                                               242,523(2)                  2.6%
Seymour Joffe                                                   156,863(3)                  1.7%
Michael A. Tancredi                                              98,187(4)                  1.0%
Warren H. Esanu                                                  96,500(5)                  1.0%
Herbert H. Feldman                                               56,000(6)                  *
Stanley Kreitman                                                 56,000(7)                  *
Robert Schreiber                                                 54,000(8)                  *
Edward B. Kornfeld                                              100,000(9)                  1.0%
John J. Gazzo                                                   48,520(10)                  *
Lloyd I. Miller, III                                         2,010,480(11)                 21.2%
4550 Gordon Drive
Naples, Florida 34102
Helix Investment Partners, L.P.                              1,262,240(12)                 13.3%
1930 Century Park West
Los Angeles, California 90067
All directors and officers as a
   group (18 individuals)                                    3,062,691(13)                 32.3%

-------------
*  Less  than  1%

1 Except as otherwise indicated each person has the sole power to vote and dispose of all shares of Common Stock listed opposite his name.

2 Includes (a) 182,250 shares of Common Stock issuable upon the exercise of options held by Mr. Carney, and (b) 16,000 shares of Common Stock purchased pursuant to the Company's Stock Purchase Program (the "Company's Program").

3 Includes (a) 6,667 shares of Common Stock purchased pursuant to the Company's Program, (b) 3,500 shares of Common Stock owned by Mr. Joffe's wife, (c) 19,196 shares of Common Stock owned by Joffe Marketing
     International, Inc. ("JMI"), and (d) 127,500 shares of Common Stock issuable upon the exercise of options held by Mr. Joffe. JMI is owned 80% by Mr. Joffe and 20% by an unrelated party. Mr. Joffe disclaims beneficial ownership of the shares owned by (a) JMI except to the extent of his equity interest therein, and (b) his wife.

4 Includes (a) 10,000 shares of Common Stock purchased pursuant to the Company's Program, and (b) 76,530 shares of Common Stock issuable upon the exercise of options held by Mr. Tancredi.

5 Includes (a) 34,000 shares of Common Stock issuable upon the exercise of options held by Mr. Esanu, (b) 20,000 shares of Common Stock purchased pursuant to the Company's Program, and (c) 12,500 shares of Common Stock issuable upon exercise of warrants held by Elmira Realty Management Corp. Pension and Profit Sharing Plan (the "ERMC Plan"). Under the terms of the ERMC Plan, Mr. Esanu has sole voting and dispositive power with respect to the shares issuable upon the exercise of the warrant.

6 Represents (a) 36,000 shares of Common Stock issuable upon the exercise of options held by Mr. Feldman, and (b) 20,000 shares purchased pursuant to the Company's Program.

7 Represents (a) 36,000 shares of Common Stock issuable upon the exercise of options held by Mr. Kreitman, and (b) 20,000 shares purchased pursuant to the Company's Program.

8 Represents (a) 20,000 shares of Common Stock purchased under the Company's Program, and (b) 34,000 shares of Common Stock issuable upon the exercise of options held by Mr. Schreiber.

9 Represents (a) 12,000 shares of Common Stock purchased pursuant to the Company's Program, and (b) 88,000 shares of Common Stock issuable upon the exercise of options held by Mr. Kornfeld.

10 Includes (a) 9,333 shares of Common Stock purchased pursuant to the Company's Program, and (b) 19,000 shares of Common Stock issuable upon the exercise of options held by Mr. Gazzo.

11 Represents (a) 20,000 shares of Common Stock purchased pursuant to the Company's Program, (b) 2,000 shares of Common Stock issuable upon the exercise of options held by Mr. Miller, (c) 34,247 shares of Common Stock owned by Mr. Miller, (d) 1,711,733 shares of Common Stock held by the following: Milfam I, L.P. (694,503 shares), Milfam II, L.P. (181,762 shares), the Lloyd I. Miller, Trust A-4 (470,763 shares), the Lloyd A. Miller, Trust C (363,705 shares), and Mr. Miller's wife (1,000 shares), and
     (e) 243,750 shares of Common Stock issuable upon exercise of warrants held by the Lloyd I Miller III Keogh Plan (81,250 shares), the Lloyd I. Miller, Trust A-2 (81,250 shares) and three family trusts and two custodianships under the uniform gift to minors acts for his minor children (81,250 shares in the aggregate). Mr. Miller is (i) the investment adviser for the Lloyd
     I. Miller, Trust A-2, the Lloyd I. Miller, Trust A-4, and the Lloyd I. Miller, Trust C, (ii) the manager of the managing general partner of Milfam I, L.P. and Milfam II, L.P., and (iii) the trustee of trusts and custodian of accounts for the benefit of his family members. The trustee of the Lloyd
     I. Miller, Trusts A-2, A-4 and C is PNC Bank, National Association. As a result of his investment advisory agreement, Mr. Miller has shared voting and dispositive power as to the shares held by Trust A-2, Trust A-4 and Trust C. He also has shared voting and dispositive power as to the shares issuable upon the exercise of a warrant held by the Lloyd I. Miller Trust f/b/o Kimberly Miller. Mr. Miller has sole voting and dispositive power as to the shares of Common Stock and shares issuable upon the exercise of warrants held in custodial accounts and by the other trusts, except for the shares owned by his wife, as to which he disclaims beneficial ownership.

12 Helix Investment Partners, L.P. ("Helix") is a registered investment advisor. Includes shares of Common Stock over which Helix shares investment power and voting power with Helix Convertible Opportunities, L.P. which amount to more than 5% of the outstanding Common Stock.

13 Footnotes 1 through 12 are incorporated in this footnote. Also includes 143,618 shares of Common Stock issuable upon exercise of options held by eight other officers.

                              ELECTION OF DIRECTORS

     Directors of the Company are elected annually by the stockholders to serve until the next annual meeting of stockholders and until their respective successors are duly elected. The bylaws of the Company provide that the number of directors comprising the whole board shall be determined from time to time by the Board. The Board has established the size of the board for the ensuing year at eight directors and is recommending that the eight incumbent directors of the Company be re-elected. If any nominee becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the Board, and any shares represented by proxy will be voted for any substitute nominee, unless the Board reduces the number of directors.

All of the Company's directors were elected at the 1998 Annual Meeting of Stockholders, for which proxies were solicited.

     The following table sets forth certain information concerning the nominees for director:

    Name of Nominee      Principal Occupation or Employment                 Director Since  Age
-----------------------  -------------------------------------------------  --------------  ---
William V. Carney1       Chairman of the Board and Chief Executive                    1970   62
                         Officer of the Company

Seymour Joffe            President and Chief Operating Officer of the                 1996   69
                         Company

Michael A. Tancredi      Senior Vice President, Secretary and Treasurer of            1970   69
                         the Company

Warren H. Esanu1,2       Of counsel to Esanu Katsky Korins & Siger, LLP,              1997   56
                         attorneys at law

Herbert H. Feldman1,2    President, Alpha Risk Management, Inc.,                      1989   65
                         independent risk management consultants

Stanley Kreitman1,2      Vice Chairman, Manhattan Associates,                         1995   66
                         investment advisors

Lloyd I. Miller, III1,2  Registered investment advisor                                1998   45

Robert Schreiber1,2      Chief Executive Officer of BLS Communications,               1997   66
                         Ltd., a telecommunications consulting firm

1     Member  of  the  Executive  Committee.
2     Member  of  the  Audit  and  Compensation  Committees.

      Mr. Carney has been Chairman of the Board and Chief Executive Officer since October 1996. He was Vice Chairman from 1988 to October 1996, Senior Vice President from 1989 to October 1996, Chief Technical Officer since 1990 and Secretary from 1977 to October 1996. He also served as Senior Vice
President-Mechanical Engineering from 1988 to 1989, Senior Vice President-Connector Products from 1985 to 1988, Senior Vice President-Manufacturing from 1984 to 1985 and Senior Vice President-Operations from 1977 to 1984.

     Mr. Joffe was elected President and Chief Operating Officer in October of 1996. Mr. Joffe, who served as director of the Company from 1987 to 1992, has most recently served the Company as senior consultant to its Operations Support Systems (OSS) business. Mr. Joffe has been Chairman of JSI International, Inc. which represents companies in the marketing and positioning of high-tech products in the Asia Pacific area.

     Mr. Tancredi has been Senior Vice President, Secretary and Treasurer since January 1997. He has been Vice President-Administration since 1995 and Treasurer since 1978, having served as Vice President-Finance and Administration from 1989 to 1995 and Vice President-Finance from 1984 to 1989.

     Mr. Esanu was Chairman of the Board from March 1996 to October 1996 and director from 1989 to 1996, and re-appointed to the Board in April of 1997. He has been of counsel to Esanu Katsky Korins & Siger, LLP, attorneys at law, for more than the past five years. Mr. Esanu is also a founding partner and Chairman of Paul Reed Smith Guitars Limited Partnership (Maryland), a leading manufacturer of premium-priced electrical guitars. He is also a senior officer and director of a number of privately held real estate investment and management companies.

     Mr. Feldman has been President of Alpha Risk Management, Inc., independent risk management consultants, for more than the past five years.

     Mr. Kreitman has been Vice Chairman of Manhattan Associates, a firm of investment advisors, for more than five years. Prior thereto, he was President of United States Banknote Corp., a publicly held corporation.

     Mr. Miller has been a director since March 1998. For more than the past five years, Mr. Miller has been self-employed as a registered investment advisor. He is also a trustee of Carolco Liquidating Trust, a trust formed to liquidate the assets of a motion picture company.

     Mr. Schreiber has been Chief Executive Officer of BLS Communications, a telecommunications consulting firm, for more than the past five years.

     THE  BOARD  RECOMMENDS  A  VOTE  FOR  THE  NOMINEES  LISTED  ABOVE.

APPROVAL  REQUIRED

     Provided that a quorum is present at the Annual Meeting, the eight directors receiving the most votes are elected as directors for a term of one year and until their successors are elected and qualified.

MEETINGS,  COMMITTEES  OF  THE  BOARD  AND  DIRECTORS  COMPENSATION

     The Company has three committees: the executive committee, the audit committee, and the compensation committee. The executive committee may exercise, to the maximum extent permitted by the Delaware General Corporation Law, the power and authority of the Board in the management of the business and affairs of the Company, and its acts when necessary between meetings of the Board. The audit committee has the authority to review the terms of the engagement of the Company's independent auditors, approve the Company's audited financial statements, meet with the Company's independent auditors, review the Company's policies and procedures with respect to internal auditing, accounting and financial controls, review with the auditors and with management, any management letter issued by the auditors and to generally exercise the power normally accorded an audit committee of a public corporation. The compensation committee, which also serves as the stock option committee pursuant to the Company's stock option plans, reviews and approves compensation for the Company's officers. The compensation committee also reviews the elements of the Company's variable compensation plans.

     The executive committee is comprised of Messrs. Carney, Esanu, Feldman, Kreitman, Miller and Schreiber. The audit and compensation committees are comprised of Messrs. Esanu, Feldman, Kreitman, Miller and Schreiber. Mr. Kreitman is chairman of the audit committee and Mr. Feldman is chairman of the compensation committee.

     Excluding actions by unanimous written consent, during 1998 the Board held six meetings, the audit committee held four meetings and the compensation committee held two meetings. The executive committee did not hold any meeting during 1998. Each of the nominees for director attended at least 75% of the aggregate number of meetings of the Board and the committee on which he served that were held during the period he served.

     Each director who is not an employee of the Company and the Chairman receives an annual fee of $16,000 for serving as a director of the Company, and each chairman of a standing committee of the Board receives an additional annual fee of $3,000. Each director also receives a fee of $1,200 for each board meeting and each committee meeting attended.

                               EXECUTIVE OFFICERS

     Set forth below are the executive officers of the Company and information concerning those officers who are not also directors of the Company.

      Name                                       Position
      ----                                       --------
William V. Carney             Chairman of the Board and Chief Executive Officer
Seymour Joffe                 President and Chief Operating Officer
Michael A. Tancredi           Senior Vice President, Secretary and Treasurer
Ronald Wilkins                Senior Vice President and Managing
                              Director - OSS Division
Edward B. Kornfeld            Senior Vice President-Operations and
                              Chief Financial Officer
John J. Gazzo                 Senior Vice President
Michael Bahlo                 Senior Vice President - OSS Sales and Marketing
Prem G. Chandran              Vice President
Edmund A. Chiodo              Vice President
David L. Rawlings             Vice President
William J. Novelli            Vice President
Gerald C. Hammond             Vice President - Strategic Development
Michael Lamb                  Vice President - OSS Business Development

     Mr. Kornfeld, 55, has been Senior Vice President-Operations since 1996 and Chief Financial Officer since October 1995. He was Vice President-Finance from October 1995 until 1996. For more than five years prior thereto, Mr. Kornfeld held positions with several companies for more than five years, including Excel Technology Inc. (Quantronix Corp.) and Anorad Corporation.

     Mr. Wilkins, 42, was elected a Senior Vice President and Managing Director, OSS Division in 1998. Prior to joining the Company in 1998, Mr. Wilkins was involved in the wireless telecommunication industry as President and CEO of Sycom Technologies from November 1997 to August 1998, and Vice President of Strategic Planning and Alliances at Conxus Communications from December 1995 to October 1997. Prior to December 1995, Mr. Wilkins held various management positions with Digital Equipment Corporation.

     Mr. Gazzo, 55, has been Senior Vice President since March 1996. He was Vice President-Marketing of the Company from April 1993 until March 1996 and was general manager of its Porta Electronics Division from November 1989 to April 1993. Additionally, he was the Company's Vice President-Research and Development from March 1984 to November 1989 and was Vice President-Engineering from February 1978 to February 1984.

     Mr. Bahlo, 40, was elected Senior Vice President - OSS Sales and Marketing in April 1999. Prior to joining the Company, Mr. Bahlo was the Vice President, Marketing and Sales for Daikin U.S. Comtec Laboratories from March 1997 to March 1999, and held various management and marketing positions with Digital Equipment Corporation from October 1986 to March 1997 most recently as Marketing Group Manager.

     Mr. Chandran, 46, has been Vice President since December 1995, and is the head of the Company's signal processing division. Mr. Chandran was Assistant Vice President of Engineering from 1991 until December 1995.

     Mr. Chiodo, 44, has been Vice President since March 1996. Mr. Chiodo has been with the Company since 1980. During that time he held various positions in the Company, most recently as Assistant Vice President of OSS Operations.

     Mr. Rawlings, 55, has been Vice President since March 1996. Mr. Rawlings was Assistant Vice President of Research and Development-Copper Products from 1992 until March 1996.

     Mr. Novelli, 67, has been Vice President since December 1996. Mr. Novelli was Assistant Vice President of Sales and Marketing-Copper Products from 1989 until December 1996.

     Mr. Hammond, 44, has been Vice President - Strategic Development since March 1997. He was an Assistant Vice President - Research and Development from September 1992 until March 1997.

     Mr. Lamb, 33, was elected Vice President - OSS Business Development in April 1999. Prior to joining the Company, Mr. Lamb was most recently Vice President, Sales and Marketing at audiohighway.com, Inc. Before that he served as Vice President, Business Development at Sycom Technologies, Inc. from 1993 to 1998, where he continues to be a member of the Board.

                             EXECUTIVE COMPENSATION

     The following table shows the compensation paid by the Company and its subsidiaries to its Chief Executive Officer and its four most highly compensated executive officers, other than the Chief Executive Officer, whose salary and bonus earned exceeded $100,000 for the year ended December 31, 1998.

                                    SUMMARY COMPENSATION TABLE


                                                  Annual       Long-Term  Compensation
                                               Compensation            (Awards)
                                              ---------------  ------------------------
                                                                Restricted    Options,
                                                               Stock Awards     SARs       All other
Name and Principal Position            Year   Salary   Bonus     (Dollars)    (Number)   Compensation(1)
-------------------------------        ----  --------  ------  -------------  ---------  --------------
William V. Carney, Chairman of         1998  $240,571      --             --     90,000  $       40,737
the Board and Chief Executive          1997   200,000  80,000             --     86,250          37,815
Officer                                1996   170,038      --             --      3,750          31,685

Seymour Joffe, President and           1998   212,854      --             --     60,000           9,331
Chief Operating Officer                1997   183,200  55,000             --     32,500           9,330
                                       1996    35,346      --             --     35,000          47,645

Edward B. Kornfeld, Senior             1998   191,769      --                    40,000           4,992
Vice President - Operations and        1997   172,000  35,000             --     23,000           4,992
Chief Financial Officer                1996   147,489      --             --     22,000           2,026

Michael A. Tancredi, Senior            1998   150,633      --             --     30,000          49,470
Vice President, Secretary and          1997   132,775  30,000             --     42,530         122,549
Treasurer                              1996   122,618      --             --      2,470           5,219

John J. Gazzo, Senior Vice             1998   152,000      --             --      8,000          31,072
President, OSS Division                1997   142,706  10,000             --      5,000          29,186
                                       1996   141,836      --             --      3,750          25,447

----------
1 "All Other Compensation" includes the Company's payment to the executive's account pursuant to the Company's 401(k) Plan, premiums paid with respect to the equity split dollar program, group life insurance in amounts greater than that available to all employees and special long term disability coverage and amounts equal to market interest on certain preexisting borrowings in connection with awards under the Company's 1984 Employee Incentive Plan. "All Other Compensation" for 1997 and 1998 also includes, with respect to Mr. Tancredi, payments of $110,250 made in 1997 pursuant to the supplemental retirement income program for the years 1995, 1996, and 1997, and $36,750 for 1998.

     Set forth below is a chart which shows, for 1998, the components of "All Other Compensation" listed in the Summary Compensation Table.

                                           Mr. Carney   Mr. Joffe   Mr. Kornfeld   Mr. Tancredi   Mr. Gazzo
                                           -----------  ----------  -------------  -------------  ----------
Company 401(k) Match                       $     2,400  $    2,400  $       2,400  $       2,400  $    2,225

Equity Split Dollar                             21,037          --             --             --      17,470

Supplemental Insurance                          12,265       6,931          2,592          6,930       8,363

Forgiveness of Interest
   on employee notes                             5,035          --             --          3,389       3,389

Supplemental Retirement Payments                    --          --             --         36,750          --

     The Company provides certain management employees with a supplemental management compensation program which is designed to provide current and post-employment benefits in the event of their retirement or death. The supplemental management compensation program is comprised of a supplemental retirement income program and an equity split-dollar insurance program. The Company's premium payments with respect to Messrs. Carney and Gazzo are included in the Summary Compensation Table under "All Other Compensation."

     The supplemental retirement income program is intended to provide a participating employee or his heirs or distributees with annual retirement income equal to 50% of the employee's base salary in 1984. Payments under the program are to be made for a period of 15 years following the earlier of the employee's attaining age 65 or his or her death.

     Certain of the Company's officers named in the Summary Compensation Table or their affiliates are parties to employment or other agreements providing for compensation during and after their employment with the Company.

     EMPLOYMENT AGREEMENTS. The Company has employment agreements with Messrs. Carney, Joffe, Kornfeld, Tancredi, Wilkins, Gazzo, Bahlo and Lamb. The agreements continue on a year-to-year basis, for January 1 of each year, unless terminated by the Company on prior notice of not less than 120 days for Messrs. Carney, Wilkins, Bahlo and Lamb, and 90 days for Messrs. Joffe, Tancredi, Kornfeld and Gazzo. Salary is determined by the Board, except that the salary may not be reduced except as a part of a salary reduction program applicable to all executive officers. Upon death or termination of employment as a result of a disability, the officer or his estate is to receive a payment equal to three months salary. Upon a termination without cause, Mr. Carney is entitled to receive his then current salary for 36 months, Mr. Joffe is entitled to receive his then current salary for one year plus one month for each full year of service to the Company, Messrs. Kornfeld, Tancredi and Gazzo are entitled to receive their then current salary for six months plus one month for each full year of service to the Company up to a maximum aggregate of 24 months, and Messrs. Wilkins, Bahlo and Lamb are entitled to receive their then current salary for one year plus one month for each full year of service to the Company up to a maximum aggregate of 24 months. In the event that an executive is covered by an executive severance agreement, including the Salary Continuation Agreements (as described below), which provides for payments upon termination subsequent to a "Change of Control" of the Company, the executive would be entitled to the greater of the severance arrangements as described in this paragraph or the severance payments under the executive severance agreements.

     SALARY CONTINUATION AGREEMENTS. The Company is a party to Salary Continuation Agreements with Messrs. Carney, Joffe, Kornfeld, Tancredi, Wilkins, Gazzo, Bahlo and Lamb. The Salary Continuation Agreements provide that, in the event that a Change of Control of the Company occurs and the executive's employment with the Company is subsequently terminated by the Company other than for cause, death or disability, or is terminated by the executive as a result of a substantial alteration in the executive's duties, compensation or other benefits, the executive shall be entitled to the payment by the Company of an amount equal to the executive's monthly salary at the rate in effect as of the date of the executive's termination (or, if higher, as in effect immediately prior to the Change in Control) plus the pro rata monthly amount of the executive's most recent annual bonus paid immediately before the Change of Control multiplied by 36 in the case of Mr. Carney, 24 in the case of Messrs. Joffe, Kornfeld, Tancredi, Wilkins, Gazzo, Bahlo and Lamb. For purposes of the Salary Continuation Agreements, a Change of Control is defined as one which would be required to be reported in response to the proxy rules under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the acquisition of beneficial ownership, directly or indirectly, by a person or group of persons of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, or, during any period of two consecutive years, if individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority thereof unless the election of each new director was nominated or ratified by at least two-thirds of the directors then still in office who were directors at the beginning of the period. The Change of Control must occur during the term of the Salary Continuation Agreement, which in each case is currently through December 31, 1999 and is renewed automatically unless the Company gives timely notice prior to January 1 of any year of its election not to renew the agreement. If such a Change of Control occurs during the effectiveness of the Salary Continuation Agreement, any termination of such covered employee during the eighteen months following the Change of Control will result in the payment of the compensation described above.

     STOCK PURCHASE PROGRAM. In November 1998, the Board adopted the Porta Systems Corp. Stock Purchase Program. The purpose of the Stock Purchase Program is to increase participating senior executive officers' and directors' direct equity investment in the Company by permitting the Participants to purchase shares of the Company's Common Stock through payroll deductions for officers or deductions from directors' fees for directors who are not officers. An aggregate of 186,000 shares of Common Stock are subscribed for pursuant to the Stock Purchase Program. The subscription price is $1.50 per share, which is the market price on the date the program was approved by the Board. Set forth below is information as to subscriptions under the stock purchase program by the individuals named in the Summary Compensation Table and all other officers and directors.

Name                                                                     Shares
-------------------------------------------                              -------
William V. Carney                                                         16,000
Seymour Joffe                                                              6,667
Edward B. Kornfeld                                                        12,000
Michael A. Tancredi                                                       10,000
John Gazzo                                                                 9,333
All other officers and directors as a group                              132,000
                                                                         -------
                                                                         186,000
                                                                         =======

STOCK  OPTION  PLANS

     The Company has two stock option plans. In 1996, the Board adopted and the stockholders approved the 1996 Stock Option Plan (the "1996 Plan") covering 100,000 shares of Common Stock. In 1997, the Board adopted and the stockholders approved an amendment to the 1996 Plan increasing the number of shares of Common Stock subject to the 1996 Plan to 450,000. In 1998, the Board adopted the 1998 Non-Qualified Stock Option Plan (the "1998 Plan") covering 450,000 shares of Common Stock. The 1996 Plan provides for the grant of incentive and nonqualified stock options and the 1998 Plan provides for the grant of nonqualified options. The 1996 Plan also provides for an annual grant to each non-management director of an option to purchase 2,000 shares of Common Stock at the fair market value on the date of grant and provided each director who was a non-management director on May 8, 1997 with an option to purchase 15,000 shares of Common Stock at the fair market value on such date. The 1998 Plan provides each director who was a non-employee director on February 2, 1998 with an option to purchase 15,000 shares of Common Stock at $3.25 per share, which was the fair market value per share of Common Stock on such date.

     As of April 30, 1999, no shares had been issued pursuant to the 1996 Plan or the 1998 Plan and 445,888 and 446,000 shares of Common Stock were subject to outstanding options pursuant to the 1996 Plan and the 1998 Plan, respectively.

     The Company has another stock option plan, the 1986 Stock Option Plan (the "1986 Plan"), pursuant to which options to purchase 170,000 shares of Common Stock could be granted. The 1986 Plan expired in March

1996. As of April 30, 1999, 15,527 shares of Common Stock were subject to outstanding options pursuant to the 1986 Plan.

     The following table sets forth information as to grants of options during the year ended December 31, 1998 to each of the Company's officers named in the Summary Compensation Table and the potential realizable value of the options at an assumed annual rate of stock appreciation of 5% and 10%, respectively. Such assumptions are made for the purpose of making the computation for the following table and does not constitute an estimate, prediction or projection of future stock value. No stock appreciation rights ("SARs") were granted.

                       OPTION GRANTS IN YEAR ENDED DECEMBER 31, 1998

                                                                       Potential Realizable
                                                                        Value  at Assumed
                                                                        Annual  Rates  of
                                                                           Stock Price
                                                                         Appreciation for
                           Individual Grants                               Option Term
----------------------------------------------------------------------  ------------------
                                  Percent of
                     Number of       Total
                       Shares       Options
                     Underlying   Granted to     Exercise
                      Options    Employees in   Price Per   Expiration
Name                  Granted     Fiscal Year     Share        Date        5%       10%
-------------------  ----------  -------------  ----------  ----------  --------  --------
William V. Carney        90,000          20.0%  $     3.25      2/2/04  $99,900   225,900

Seymour Joffe            60,000          13.3%  $     3.25      2/2/04   66,600   150,600

Edward B. Kornfeld       40,000           8.9%  $     3.25      2/2/04   44,800   100,800

Michael A. Tancredi      30,000           6.7%  $     3.25      2/2/04   33,300    75,300

John J. Gazzo             8,000           1.8%  $     3.25      2/2/04    8,880    20,080

     The following table sets forth information concerning the exercise of options and warrants during the year ended December 31, 1998 and the year-end value of options held by the Company's officers named in the Summary Compensation Table.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUE



                                                          Number of
                                                          Securities                   Value of
                                                          Underlying                Unexercised In-
                                                         Unexercised                   the-Money
                                                      Options at Fiscal            Options at Fiscal
                                                           Year End                    Year End
                            Shares
                           Acquired       Value          Exercisable/                Exercisable/
Name                     Upon Exercise   Realized        Unexercisable                Unexercisable
-------------------     ---------------  --------  --------------------------  ---------------------------

William V. Carney             --            --            92,250/                      $190,266/
                                                           90,000                        185,600

Seymour Joffe                 --            --            67,500/                       139,218/
                                                           60,000                        123,700

Edward B. Kornfeld            --            --            48,000/                        99,000/
                                                           40,000                         82,500

Michael A. Tancredi           --            --            46,530/                        95,968/
                                                           30,000                         61,800

John J. Gazzo                 --            --            11,000/                        22,688/
                                                            8,000                         16,500

REPORT  OF  THE  COMPENSATION  COMMITTEE

     The Compensation committee for 1998 was comprised of Messrs. Howard D. Brous, who resigned as a director on January 21, 1999, Warren H. Esanu, Herbert
H. Feldman, Lloyd I. Miller, III, Stanley Kreitman and Robert Schreiber. As part of its responsibilities, the Committee meets to determine the base salary of the senior executives of the Company for the next year and bonuses for the current year. The Committee also meets, from time to time, to determine whether individual grants of stock options should be awarded to senior executives as well as to other employees of the Company. In discharging these responsibilities, the Committee reviews the performance of the Company relative to its goals. In addition, with the assistance of the Chief Executive Officer, the Committee reviews the individual performance of the other senior executive officers. The Committee also evaluates the performance of the Chief Executive Officer and the Chief Operating Officer, as reflected in the financial performance of the Company, to determine base salary and bonus. The Committee subsequently reports on its evaluation and compensation determinations to the other non-employee directors.

PERFORMANCE  GRAPH

     The following graph, based on data provided by the Standard & Poor's Compustat, a division of McGraw-Hill, shows changes over the past five years in the value of $100 invested on December 31, 1993 in (a) shares of the Company's Common Stock, (b) the Standard & Poor's 500 Index, and (c) an SIC peer group consisting of the following five companies whose principal business activity is the manufacture of communications equipment: Andrew Corp., DSC Communications Corp., M/A-Com, Inc., Northern Telecom Limited and Scientific Atlanta, Inc. The year-end values of each investment is based on the share price appreciation plus the monthly reinvestment of dividends. Total stockholder returns from each investment can be calculated from the year-end investment values shown beneath the graph provided below.

                          TOTAL RETURN TO STOCKHOLDERS
                     DECEMBER 31, 1993 TO DECEMBER 31, 1998

[The following information was depicted as a line graph in the printed material]

                                                12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
                                                --------  --------  --------  --------  --------  --------

Porta Systems Corp.                               100.00     49.38      6.79      3.21      6.67      4.07

Peer Group -- Communications
   Equipment Manufacturers                        100.00    114.07    170.71    199.94    260.49    458.85

S&P 500 Index                                     100.00    101.32    139.40    171.40    228.59    293.91

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1998, Herbert H. Feldman, Howard D. Brous, Warren H. Esanu, Stanley Kreitman and Robert Schreiber served as members of the Company's Compensation Committee. During 1998, Alpha Risk Management, Inc., an independent risk management consulting company of which Mr. Feldman is President and sole shareholder, received an aggregate of $38,000 in retainer fees in connection with its providing ongoing risk management services relating to the Company's insurance coverage. This arrangement was terminated as of December 31, 1998. Alpha Risk Management continues to render services to the Company based upon its normal hourly rates. Also during 1998, the law firm of Esanu Katsky Korins & Siger, LLP, to which Mr. Esanu is of counsel, provided legal services to the Company, for which it received fees of $433,447. Esanu Katsky Korins & Siger, LLP is continuing to render legal services to the Company during 1999. BLS Communications received an aggregate of $6,500 in retainer fees in connection with its providing ongoing product support with its customers. Mr. Schreiber is President and CEO of BLS Communications. This arrangement was terminated as of December 31, 1998.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Mr. Wilkins filed his Form 3 and Form 5 in April 1999. His Form 3 was due in October 1998 and his Form 5 was due in February 1999.

                APPROVAL AND ADOPTION OF THE 1999 STOCK OPTION PLAN

     The Board believes that in order to attract and retain the services of executive and other key employees, it is necessary for the Company to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies. Accordingly, on March 23, 1999, the Board adopted, subject to stockholder approval, the Porta Systems
Corp. 1999 Incentive and Non-Qualified Stock Option Plan (the "1999 Plan") covering 400,000 shares of Common Stock.

     The Company has two other stock option plans, the 1996 stock option plan (the "1996 Plan") and the 1998 stock option plan (the "1998 Plan"), pursuant to which, under each plan, options to purchase 450,000 shares of Common Stock, could be granted. As of the date of this Proxy Statement, there were outstanding options to purchase 445,888 shares of Common Stock pursuant to the 1996 Plan all of which were exercisable on such date, and there were outstanding options to purchase 446,000 shares of Common Stock pursuant to the 1998 Plan, of which options to purchase 365,300 shares were exercisable on such date.

     The 1999 Plan does not have an expiration date except that Incentive Stock Options cannot be issued subsequent to ten years from the date the 1999 Plan was approved by the Board. Set forth below is a summary of the 1999 Plan, but this summary is qualified in its entirety by reference to the full text of the 1999 Plan, a copy of which is filed as Exhibit A to this Proxy Statement.

     The 1999 Plan is authorized for 400,000 shares of the Common Stock. In addition, any shares of Common Stock subject to options which terminate or expire unexercised shall be available for future grant pursuant to the 1999 Plan.

     Options under the 1999 Plan may be granted to key employees, including officers and directors of the Company and its subsidiaries, except that members and alternate members of the stock option committee are not eligible for options under the 1999 Plan, except that the 1999 Plan provides for the automatic grant to non-management directors of non-qualified options to purchase 5,000 shares on May 1st of each year, commencing May 1, 1999, based on the average closing price of the last ten trading days in April of such year; provided, however, that the non-management directors will not be granted non-qualified options pursuant to the 1999 Plan for any year to the extent options are granted under the 1996 Plan for such year. Messrs. Herbert H. Feldman, Stanley Kreitman, Warren H. Esanu, Lloyd I.
Miller, III, and Robert Schreiber are the present non-management directors entitled to receive such options under the 1999 Plan. The 1999 Plan imposes no limit on the number of officers and other key employees to whom awards may be made.

     The 1999 Plan will be administered by a committee of at least three non-management directors to be appointed by the Board (the "Committee"). Any member or alternate member of the Committee shall not be eligible to receive options or stock under the 1999 Plan (except as to the automatic grant of options to directors) or under any plan of the Company or any of its affiliates. The Committee has broad discretion in determining the persons to whom stock options are to be granted, the terms and conditions of the grant, including whether the option is a nonqualified stock option or an incentive stock option, the exercise price and term and the restrictions and forfeiture conditions. If no committee is appointed, the functions of the committee shall be performed by the Compensation Committee of the Board.

     Tax consequences of awards provided under the 1999 Plan are dependent upon the type of options granted. The grant of incentive or nonqualified stock options does not result in any taxable income to the recipient or deduction to the Company. Upon exercise of a nonqualified stock option, the recipient recognized income in the amount by which the fair market value on the date of exercise exceeds the exercise price of the option, and the Company receives a corresponding tax deduction. In the case of incentive stock options, no income is recognized to the employee, and no deduction is available to the Company, if the stock issued upon exercise of the option is not transferred within two years from the date of grant or one year from the date of exercise, whichever occurs later. However, the exercise of an incentive stock option may result in additional taxes through the application of the alternative minimum tax. In the event of a sale or other disqualifying transfer of stock issued upon exercise of an incentive stock option, the employee realizes income, and the Company receives a tax deduction, equal to the amount by which the lesser of the fair market value at the date of exercise or the proceeds from the sale exceeds the exercise price. When compensation is to be recognized by the employee, appropriate arrangements are to be made with respect to the payment of withholding tax.

     The adoption of the Company's 1999 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock voting at the Annual Meeting.

           THE BOARD RECOMMENDS A VOTE FOR THE 1999 STOCK OPTION PLAN.

           APPROVAL AND ADOPTION OF THE  EMPLOYEE STOCK PURCHASE PLAN

     The Board believes that the growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining qualified personnel.
Accordingly, on January 21, 1999, the Board adopted, subject to stockholder approval, the Employee Stock Purchase Plan (the "Purchase Plan"), a copy of which is attached hereto as Exhibit B, which will permit employees to purchase the Company's Common Stock at discounts of up to 15%. The Purchase Plan, if approved by the stockholders, will be an integral component of the benefit package for all eligible employees. The Board is submitting the Purchase Plan to the stockholders for their approval and adoption. Stockholder approval requires the vote of a majority of the shares of Common Stock present at the Annual Meeting.

     The  following  is  a brief summary of the provisions of the Purchase Plan.

     On January 21, 1999, the Company's Board reserved initially for issuance under the Purchase Plan an aggregate of one million (1,000,000) shares of the Company's Common Stock. From time to time the Board may, subject to stockholder approval, reserve additional shares of authorized and unissued Common Stock for issuance pursuant to the Plan. The Purchase Plan, which is implemented through payroll deductions, each three months in length, provides eligible employees with the opportunity to purchase shares of the Company's Common Stock at a discounted price. The first offering shall begin on a date determined at the discretion of the Board. Each successive offering shall begin on such date as determined at the discretion of the Board.

     The employees of the Company and its eligible subsidiaries may participate in the Purchase Plan to acquire a proprietary interest in the Company through the purchase of shares of the Company's Common Stock, provided he or she has completed six consecutive months of employment with the Company or any eligible subsidiary. An employee may elect to have up to a maximum of 12.5% annually of his or her base pay withheld from his or her base pay for purposes of purchasing shares under the Purchase Plan, subject to certain limitations on the maximum number of shares that may be purchased. The price at which shares may be purchased during the initial offering and subsequent offerings unless changed by the Board will be the lower of (i) 90% of the fair market value of the Common Stock on the date the offering commences or the average of the prices of the stock on the last five days preceding the offering on which trading occurred on the American Stock Exchange, which ever is greater, or (ii) 90% of the closing price on the date the offering terminates or the average of the prices of the stock on the last five days of the offering on which trading occurred on the American Stock Exchange, which ever is greater. For purposes of determining the average of the prices of stock over a five-day period, the price of the stock for any day shall be the average of the highest price and the lowest price at which the stock was traded on the American Stock Exchange on that day. The Board in its discretion, may authorize discounts of up to 15% of the fair market value of the stock.

     The Purchase Plan is administered by a committee consisting of at least three non-employee directors. The committee will be appointed by the Board and will have the authority to adopt rules and regulations for administering the Purchase Plan, subject to the express provisions of the Purchase Plan. The Board may from time to time appoint members of the committee in substitution for or in addition to members previously appointed and may fill vacancies in the committee. The Board shall have complete power and authority to terminate or amend the Purchase Plan, except that (a) if the approval of any such amendment by the stockholders of the Company is required by Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Purchase Plan to fail to comply with Section 423 of the Code.

     As of this date, approximately 150 employees would have been eligible to participate in the Purchase Plan.

     The purchase of shares under the Purchase Plan is discretionary, and the Company cannot now determine the number of shares to be purchased in the future by any particular employee or employees.

     Tax Consequences to Participants. In general, a participant will not recognize taxable income upon enrolling in the Purchase Plan or upon purchasing shares of Common Stock pursuant to the Purchase Plan. Instead, if a participant sells Common Stock acquired under the Purchase Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

     If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in the amount by which the lesser of the sale price or the fair market value on the Grant Date exceeds the exercise price. Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

     If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date which ever is later (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period. Any long-term capital gain will be taxable at a maximum federal rate of 20% if attributable to Common Stock held for more than 12 months. Further, such gain may be subject to state and local taxes.

     Tax Consequences to the Company. The offering of Common Stock under the Purchase Plan will have no tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition.
     The adoption of the Company's 1999 Puchase Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock voting at the Annual Meeting.

               THE BOARD RECOMMENDS A VOTE FOR THE PURCHASE PLAN.

                        SELECTION OF INDEPENDENT AUDITORS

     It is proposed that the stockholders ratify the selection of BDO Seidman, LLP as the independent auditors for the Company for the year ending December 31, 1999. The Audit Committee and the Board has approved the selection of BDO
Seidman, LLP as the Company's independent auditors. However, in the event approval of the proposal is not obtained, the selection of the independent auditors will be reconsidered by the Board.

     BDO Seidman, LLP has been the independent auditors for the Company since the year ended December 31, 1995, and their report is included in the Annual Report. At no time since their engagement have they had any direct or indirect financial interest in or any connection with the Company or any of its subsidiaries other than as independent auditors.

     Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.

VOTE  REQUIRED

     The proposal to approve the selection of BDO Seidman, LLP as the Company's independent auditors requires the approval of a majority of the shares of Common Stock present and voting, provided that a quorum is present.

                  THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL.

                           INCORPORATION BY REFERENCE


The Company incorporates into this Proxy Statement the audited financial statements for the year ended December 31, 1998, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in the Annual Report, and unaudited financial statements for the quarter ended March 31, 1999, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in the Company's Form 10-Q for the three months ended March 31, 1999. A copy of the Annual Report is being mailed to stockholders of record on the Record Date concurrently with the mailing of this Proxy Statement. Additional copies of the Annual Report and copies of the Form 10-Q will be provided by the Company without charge upon request. Requests for copies of the Annual Report or Form 10-Q should be made as provided under "Other Matters."


                                  OTHER MATTERS

     Any proposal which a stockholder wishes to present at the 2000 Annual Meeting of Stockholders must be received by the Company at its executive offices at 575 Underhill Boulevard, Syosset, New York 11791, not later than January 31, 2000.


Copies of the Company's Form 10-K for the year ended December 31, 1998 and Form 10-Q for the quarter ended March 31, 1999, without exhibits, may be obtained without charge by writing to Mr. Michael A. Tancredi, Senior Vice President, Secretary and Treasurer, Porta Systems Corp., 575 Underhill Boulevard, Syosset, New York 11791. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents the Company's reasonable cost of furnishing such exhibits.


     The Board does not know of any other matters to be brought before the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

                                              By Order of the Board of Directors

                                                     Michael  A.  Tancredi
                                                          Secretary

May  17,  1999

                              PORTA SYSTEMS CORP.                      Exhibit A

               1999 Incentive and Non-Qualified Stock Option Plan

1.     PURPOSE;  DEFINITIONS.

     The purpose of the Porta Systems Corp. 1999 Incentive and Non-Qualified Stock Option Plan (the "Plan") is to enable Porta Systems Corp. (the "Company") to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and others who provide services to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and such other persons and the Company's stockholders, by offering such key employees and such other persons incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

     For purposes of the Plan, the following terms shall be defined as set forth below:

   (a) "Affiliate" means any corporation, partnership, joint venture or other entity, other than the Company and its Subsidiaries, that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

   (b)  "Board"  means  the  Board  of  Directors  of  the  Company.

   (c) "Book Value" means, as of any given date, on a per share basis (i) the stockholders' equity in the Company as of the last day of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date, as adjusted by the Committee for subsequent events.

   (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

   (e) "Commission" means the Securities and Exchange Commission or any successor thereto.

   (f) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

   (g) "Company" means Porta Systems Corp., a Delaware corporation, or any successor corporation.

   (h) "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan.

   (i) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3) as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

   (j) "Early Retirement" means retirement, with the express consent for purposes of this Plan of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

   (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended, from time to time, and any successor thereto.

   (l) "Fair Market Value" means, as of any given date, the market price of the Stock as determined by or in accordance with the policies established by the Committee in good faith; provided, that, in the case of an Incentive Stock Option, the Fair Market Value shall be determined in accordance with the Code and the Treasury regulations under the Code.

   (m) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

   (n) "Non-Management Director" means a director of the Company who is not otherwise employed by the Company or any Subsidiary or Affiliate, provided, however, that any person who is employed by the Company or any of its subsidiaries and is an officer of the Company but does not receive compensation from the Company for services as an officer shall be deemed a Non-Management Director.

   (o) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

   (p) "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

   (q) "Plan" means this Porta Systems Corp. 1999 Incentive and Non-Qualified Stock Option Plan, as hereinafter amended from time to time.

   (r)  "Retirement"  means  Normal  Retirement  or  Early  Retirement.

   (s) "Stock" means the common stock, par value $.01 per share, of the Company or any class of common stock into which such common stock may hereafter be converted or for which such common stock may be exchanged as part of a recapitalization, reorganization or similar transaction;

   (t) "Stock Option" or "Option" means any option to purchase shares of Stock (including restricted Stock and deferred Stock, if the Committee so determines) granted pursuant to Section 5 of the Plan.

   (u) "Subsidiary" means any corporation or other business association, including a partnership (other than the Company) in an unbroken chain of corporations or other business associations beginning with the Company if each of the corporations or other business associations (other than the last corporation in the unbroken chain) owns equity interests (including stock or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity in one of the other corporations or other business associations in the chain.

     In addition, the terms "Change in Control," Potential Change in Control" and "Change in Control Price" shall have meanings set forth, respectively, in Paragraphs 6(b), (c) and (d) of the Plan and the term "Cause" shall have the meaning set forth in Paragraph 5(b)(viii) of the Plan.

2.     ADMINISTRATION.

   (a) The Plan shall be administered by a Committee of not less than three Disinterested Persons, who shall be appointed by the Board and who shall serve at the pleasure of the Board. If and to the extent that no Committee exists which has the authority to so administer the Plan, the functions of the Committee specified in the Plan shall be exercised by the Compensation Committee of the Board. Notwithstanding the foregoing, in the event that the Company is not subject to the Exchange Act or in the event that the administration of the Plan by a Committee of Disinterested Persons is not required in order for the Plan to meet the test of Rule 16b-3 of the Commission under the Exchange Act, or any subsequent rule, then the Committee need not be composed of Disinterested Persons. As long as said Rule 16b-3 requires, as a condition to the officers and directors obtaining the benefit of such rule, that the Committee be composed of Disinterested Persons, each member or alternate member of the Committee shall not be entitled to any grants under the Plan (except grants pursuant to Paragraph 4(b) of the Plan) or under any other plans of the Corporation or its affiliates, except to the extent that participation in a plan would not cause such person to cease being a Disinterested Person for purposes of said Rule 16b-3.

   (b) The Committee shall have full authority to grant Stock Options, pursuant to the terms of the Plan, to officers and other persons eligible under Section 4 of the Plan. In particular, the Committee shall have the authority:

          (i) to select the officers and other eligible persons to whom Stock Options may from time to time be granted pursuant to the Plan;

          (ii) to determine whether and to what extent Incentive Stock Options and/or Non-Qualified Stock Options, or any combination thereof, are to be granted pursuant to the Plan, to one or more eligible persons;

          (iii) to determine the number of shares to be covered by each such award granted pursuant to the Plan;

          (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted under the Plan, including, but not limited to, the share price or exercise price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall, in its sole discretion, determine;

          (v) to determine whether, to what extent and under what circumstances a Stock Option may be settled in cash or other securities of the Company under Paragraph 5(b)(x) of the Plan instead of Stock;

          (vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis with other awards under the Plan and/or cash awards made outside of the Plan in a manner whereby the exercise of one award precludes, in whole or in part, the exercise of another award, or on an additive basis;

          (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant, including any provision for any determination or method of determination of the amount (if any) deemed be earned on any deferred amount during any deferral period; and

          (viii) to determine an aggregate number of awards and the type of awards to be granted to eligible persons employed or engaged by the Company and/or any specific Subsidiary, Affiliate or division and grant to management the authority to grant such awards, provided that no awards to any person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act may be granted awards except by the Committee.

   (c) The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan and any agreements relating thereto, and otherwise to supervise the administration of the Plan.

   (d) All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

3.          STOCK  SUBJECT  TO  PLAN.

   (a) The total number of shares of Stock reserved and available for distribution under the Plan shall be four hundred thousand (400,000) shares of Common Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. In the event that awards are granted in tandem such that the exercise of one award precludes the exercise of another award then, for the purpose of determining the number of shares of Stock as to which awards shall have been granted, the maximum number of shares of Stock issuable pursuant to such tandem awards shall be used.

   (b) Subject to Paragraph 6(b)(v) of the Plan, if any shares of Stock that have been optioned cease to be subject to a Stock Option, such shares shall again be available for distribution in connection with future awards under the Plan.

   (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, stock distribution, reverse split, combination of shares or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number of shares issuable pursuant to Paragraph 4(b) of the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

4.     ELIGIBILITY.

   (a) Officers and other key employees, consultants and directors of the Company and its Subsidiaries and Affiliates (but excluding, except as to Paragraph 4(b) of this Plan, members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

   (b) On each May 1 of each year commencing May 1, 1999, each person who is a Non-Management Director on such date shall be granted a nonqualified option to purchase five thousand (5,000) shares of Common Stock (or such lesser number of shares of Common Stock as remain available for grant at such date under the Plan, divided by the number of Non-Management Directors at such date); provided, however, that the Non-Management Directors will not be granted annual non-qualified options pursuant to the 1999 Plan to the extent annual options for such year are granted under the 1996 Plan. Such options shall be exercisable, beginning six months after the date of grant, at a price per share equal to the greater of (i) the average of the closing price of the Common Stock (or, if the closing price is not reported on any such day, the average of the high bid and low asked prices on such date) for the last ten (10) trading days in April of such year, or (ii) the par value of one share of Stock, and such Option shall expire on the earlier of (i) ten years from the date of grant, or (ii) twelve
(12) months from the date such Non-Management Director ceases to be a director of the Company. The provisions of this Paragraph 4(b) may not be amended more than one (1) time in any six (6) month period other than to comport with changes in the Code or the Employee Retirement Income Security Act ("ERISA") or the rules thereunder.

5.     STOCK  OPTIONS.

   (a) Administration. Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options, and (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options.

   (b) Option Grants. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

          (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant.

          (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

          (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall, in its sole discretion, determine.

          (iv) Method of Exercise.

               (A) Subject to whatever installment exercise provisions apply under Paragraph 5(b)(iii) of the Plan, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument, securities or property as the Committee may accept. As and to the extent determined by the Committee, in its sole discretion, at or after grant, payments in full or in part may also be made in the form of Stock already owned by the optionee.

               (B) No shares of Stock shall be issued until full payment therefor has been received by the Company. In the event of any exercise by note or other instrument, the shares of Stock shall not be issued until such note or other instrument shall have been paid in full, and the exercising optionee shall have no rights as a stockholder until such payment is made.

               (C) Subject to Paragraph 5(b)(iv)(B) of the Plan, an optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Paragraph 9(a) of the Plan.

          (v) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or optionee's legal representative.

          (vi) Termination by Death. Subject to Paragraph 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (vii) Termination by Reason of Disability or Retirement. Subject to Paragraph 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of a Disability or Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability or Normal or Early Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (viii) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the optionee is involuntarily terminated by the Company or any Subsidiary or Affiliate without Cause, including a termination resulting from the Subsidiary, Affiliate or division in which the optionee is employed or engaged, ceasing, for any reason, to be a Subsidiary, Affiliate or division of the Company, such Stock Option may be exercised, to the extent otherwise exercisable on the date of termination, for a period of three months (or seven months in the case of a person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever is shorter. For purposes of this Plan, "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty.

          (ix) Incentive Stock Options.

               (A) Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422A of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422A.

               (B) To the extent required for "incentive stock option" status under Section 422A(b)(7) of the Code (taking into account applicable Treasury regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) after 1986 shall not exceed $100,000. If
Section 422A is hereafter amended to delete the requirement now in Section 422A(b)(7) that the plan text expressly provide for the $100,000 limitation set forth in Section 422A(b)(7), then this Paragraph 5(b)(ix)(B) shall no longer be operative and the Committee may accelerate the dates on which the incentive stock option may be exercised.

               (C) To the extent permitted under Section 422A of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

                    (I) If (x) a participant's employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Paragraphs 5(b)(vi) and (vii) of the Plan, applied without regard to the $100,000 limitation contained in Section 422A(b)(7) of the Code, is greater than the portion of such option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422A, such excess shall be treated as a Non-Qualified Stock Option; and

                    (II) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422A(b)(7) of the Code shall be treated as a Non-Qualified Stock Option.

          (x) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Stock, an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

6.     CHANGE  IN  CONTROL  PROVISIONS.

   (a) Impact of Event. In the event of a "Change in Control," as defined in Paragraph 6(b) of the Plan, or a "Potential Change in Control," as defined in Paragraph 6(c) of the Plan, but, with respect to a Potential Change in Control, only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

          (i)  Any  Stock  Options   awarded  under  the  Plan  not   previously
exercisable and vested shall become fully exercisable and vested.

          (ii) The value of all outstanding Stock Options, to the extent vested, shall unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be purchased by the Company ("cashout") in a manner determined by the Committee, in its sole discretion, on the basis of the "Change in Control Price" as defined in Paragraph 6(d) of the Plan as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

   (b) Definition of "Change in Control". For purposes of Paragraph 6(a) of the Plan, a "Change in Control" means the happening of any of the following:

          (i) When any "person" (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) of the Exchange Act, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary and any trustee of such plan acting as trustee) directly or indirectly becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing twenty-five percent or more of the combined voting power of the Company's then outstanding securities; provided, however, that a Change in Control shall not arise if such acquisition is approved by at least two-thirds of the Board who were directors prior to such

Change in Control or if the Committee determines that such acquisition is not a Change in Control or if the Board authorizes the issuance of the shares of Common Stock (or securities convertible into Common Stock or upon the exercise of which shares of Common Stock may be issued) to such persons; or

          (ii) When, during any period of twenty-four consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death, Disability or Retirement to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Paragraph 6(b)(ii); or

          (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

   (c) Definition of Potential Change in Control. For purposes of Paragraph 6(a) of the Plan, a "Potential Change in Control" means the happening of any one of the following:

          (i) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 6(b) of the Plan; or

          (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan or any trustee of such plan acting as such trustee) of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

   (d) Change in Control Price. For purposes of this Section 6, "Change in Control Price" means the highest per share price which is (i) reported on the principal stock exchange or market on which the Stock is traded, or (ii) the average of the highest bid and asked prices as reported by such exchange or market, or (iii) paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the sixty-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee.

7.     AMENDMENTS  AND  TERMINATION.

   (a) The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option theretofore granted, without the optionee's or participant's consent, and no amendment will be made without approval of the stockholders if such amendment requires stockholder approval under state law or if stockholder approval is necessary in order that the Plan comply with Rule 16b-3 of the Commission under the Exchange Act or any substitute or successor rule or if stockholder approval is necessary in order to enable the grant pursuant to the Plan of options or other awards intended to confer tax benefits upon the recipients thereof.

   (b) The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock
Options  having  higher  option  exercise  prices.

   (c) Subject to the provisions of Paragraphs 7(a) and (b) of the Plan, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

8.     UNFUNDED  STATUS  OF  PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained in this Plan shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards under this Plan; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

9.     GENERAL  PROVISIONS.

   (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates or shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

   (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

   (c) Neither the adoption of the Plan nor the grant of any award pursuant to the Plan shall confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

   (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

10.     EFFECTIVE  DATE  OF  PLAN.

     The Plan shall be effective as of the date the Plan is approved by the Board, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock at the next annual or special meeting of stockholders. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders.

11.     TERM  OF  PLAN.

     Stock Options may be granted pursuant to the Plan, until this Plan shall be terminated, but awards granted prior to such termination may extend beyond that date. Notwithstanding the foregoing, no Incentive Stock Option may be granted after the tenth (10th) anniversary of the date this Plan was approved by the Board, although Incentive Stock Options granted prior to such date may extend beyond such date.

                             PORTA SYSTEMS CORP.                       Exhibit B

                        1999 Employee Stock Purchase Plan

                                   ARTICLE I

                                  INTRODUCTION

      1.01 Purpose. The Porta Systems Corp. Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Porta Systems Corp. (the "Company") and its Eligible Subsidiary Corporations (as defined below) will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company.

      1.02 Rules of Interpretation. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), although the Company makes no undertaking nor representation to maintain such qualification. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                   ARTICLE II

                                  DEFINITIONS

      2.01 "Compensation" shall mean the gross cash compensation (including, wage, salary and overtime earnings) paid by the Company or any Eligible Subsidiary Corporation to a participant in accordance with the terms of employment, but excluding all bonus payments, expense allowances and compensation paid in a form other than cash.

      2.02 "Committee" shall mean the individuals described in Article XI.

      2.03 "Eligible Subsidiary Corporation" shall mean each Subsidiary Corporation the employees of which are entitled to participate in the Plan, as determined by the Board of Directors (the "Board") or the Committee, or as listed or referred to on Schedule 2.03 hereto.

      2.04 "Employee" shall mean any person employed by the Company or any Eligible Subsidiary Corporation, including any full-time, part-time or temporary employee.

      2.05 "Plan Representative" shall mean any person designated from time to time by the Committee to receive certain notices and take certain other administrative actions relating to participation in the Plan.

      2.06 "Subsidiary Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, as described in Section 424(f) of the Code.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

      3.01 Initial Eligibility. Each Employee who shall have completed six consecutive months of employment with the Company or any Eligible Subsidiary
Corporation  and shall be  employed by the  Company or any  Eligible  Subsidiary
Corporation on the date his or her participation in the Plan is to become effective shall be eligible to participate in Offerings (as defined below) under the Plan which commence after such six-month period has concluded. Persons who are not Employees shall not be eligible to participate in the Plan. All Employees who participate in the Plan shall have the same rights and privileges under the Plan except for differences which are consistent with Section 423(b)(5) of the Code and the regulations thereunder.

      3.02 Restrictions on Participation. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option to purchase shares of Common Stock under the Plan:

            (a) if, immediately after the grant, such Employee would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any of its Subsidiary Corporations (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

            (b) which permits such Employee's rights to purchase stock under all Employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 of fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

      3.03 Commencement of Participation. An eligible Employee may become a participant by completing an authorization for payroll deductions on the form provided by the Company and filing the completed form with the Plan Representative on or before the filing date set therefor by the Committee, which date shall be at least 30 days prior to the Offering Commencement Date for the next following Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the next following Offering Commencement Date after the Employee's authorization for payroll deductions becomes effective and shall continue until termination of the Plan or the participant's earlier termination of participation in the Plan. Each participant in the Plan shall be deemed to continue participation until termination of the Plan or such participant's earlier termination of participation in the Plan pursuant to
Article VIII below.

                                   ARTICLE IV

                    STOCK SUBJECT TO THE PLAN AND OFFERINGS

      4.01 Stock Subject to the Plan. Subject to the provisions of Section 12.04 of the Plan, the Company's Board shall reserve initially for issuance under the Plan an aggregate of one million (1,000,000) shares of the Company's common stock (the "Common Stock"), which shares shall be authorized but unissued shares of Common Stock. The Company's Board may, subject to stockholder approval, from time to time reserve additional shares of authorized and unissued Common Stock for issuance pursuant to the Plan; provided, however, that at no time shall the number of shares of Common Stock reserved be greater than permitted by applicable law.

      4.02 Offerings. The Plan will be implemented by successive quarterly offerings of the Company's Common Stock (the "Offerings"). The first Offering shall begin on a date determined at the discretion of the Board. Each successive Offering shall begin on a date determined at the discretion of the Board. The first day of each Offering shall be deemed the "Offering Commencement Date" and the last day the "Offering Termination Date" for such Offering.

                                    ARTICLE V

                               PAYROLL DEDUCTIONS

      5.01 Amount of Deduction. The form described in Section 3.03 will permit a participant to elect payroll deductions of any whole or half percentage from one percent (1%) through twelve and one-half percent (12.5%) of such participant's Compensation for each pay period during an Offering.

      5.02 Participant's Account. All payroll deductions made for a participant shall be credited to an account established for such participant under the Plan. A participant may not make any separate cash payment into such account.

      5.03 Changes in Payroll Deductions. A participant may reduce or increase future payroll deductions (within the limits described in Section 5.01) by filing with the Plan Representative a form provided by the Company for such purpose. The effective date of any increase or reduction in future payroll deductions will be the first day of the next pay period succeeding processing of the change form.

                                   ARTICLE VI

                               GRANTING OF OPTION

      6.01 Number of Option Shares. On the Commencement Date of each Offering, each participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of Common Stock equal to (a) the sum of (x)
(i) that percentage of the Employee's Compensation which the Employee has elected to have withheld (but not in any case in excess of 12.5%) multiplied by
(ii) the Employee's Compensation during the Offering and (y) the amount of any accumulated payroll deductions from a prior Offering held for the purchase of Common Stock pursuant to Section 7.03 below divided by (b) the applicable Option Price determined as provided in Section 6.02 below.

      6.02 Option Price. The option price of stock purchased with payroll deductions (the "Offering Price") made during the initial Offering and any subsequent Offerings subject to a discount of up to 15% as determined by the Board for a participant therein shall be the lower of:

            (a) the greater of (x) 90% of the closing price of the stock on the Offering Commencement Date for such Offering or the nearest prior business day on which trading occurred on the American Stock Exchange, or (y) the average of the prices of the stock on the last five days preceding the Offering on which trading occurred on the American Stock Exchange; or

            (b) the greater of (x) 90% of the closing price on the Offering Termination Date for such Offering or the nearest prior business day on which trading occurred on the American Stock Exchange, or (y) the average of the prices of the stock on the last five days of the Offering on which trading occurred on the American Stock Exchange. For purposes of determining the average of the prices of stock over a five-day period, the price of the stock for any day shall be the average of the highest price and the lowest price at which the stock was traded on the American Stock Exchange on that day.

The Board in its discretion may authorize discounts of up to 15% of the fair market value of the stock.

                                  ARTICLE VII

                               EXERCISE OF OPTION

      7.01 Automatic Exercise. Each Plan participant's option for the purchase of stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the applicable Offering Termination Date for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the participant's account at the time will purchase at the applicable Option Price (but not in excess of the number of shares for which outstanding options have been granted to the participant pursuant to Section 6.01).

      7.02 Withdrawal of Account. No participant in the Plan shall be entitled to withdraw any amount from the accumulated payroll deductions in his or her account; provided, however, that a participant's accumulated payroll deductions shall be refunded to the participant as and to the extent specified in Section
8.01 below upon termination of such participant's participation in the Plan.

      7.03 Fractional Shares. Fractional shares of Common Stock will not be issued under the Plan. Any accumulated payroll deductions which would have been used to purchase fractional shares, unless refunded pursuant to Section 7.02 above, will be held for the purchase of Common Stock in the next following Offering, without interest.

      7.04 Exercise of Options. During a participant's lifetime, options held by such participant shall be exercisable only by such participant.

      7.05 Delivery of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant in such Offering, as appropriate, the shares of Common Stock purchased therein upon exercise of such participant's option. The Company may deliver such shares in certificated or book entry form, at the Company's sole election.

      7.06 Stock Transfer Restrictions. The Plan is intended to satisfy the requirements of Section 423 of the Code. A participant will not obtain the benefits of this provision if such participant disposes of shares of Common Stock acquired pursuant to the Plan within two (2) years from the Offering Commencement Date or within one (1) year from the date such Common Stock is purchased by the participant, whichever is later.

                                  ARTICLE VIII

                                   WITHDRAWAL

      8.01 In General. A participant may stop participating in the Plan at any time by giving written notice to the Plan Representative. Upon processing of any such written notice, no further payroll deductions will be made from the participant's Compensation during such Offering or thereafter, unless and until such participant elects to resume participation in the Plan by providing written notice to the Plan Representative pursuant to Section 3.03 above. Such participant's payroll deductions accumulated prior to processing of such notice shall be applied toward purchasing full shares of Common Stock in the then-current Offering as provided in Section 7.01 above. Any cash balance remaining after the purchase of shares in such Offering shall be refunded promptly to such participant.

      8.02 Effect on Subsequent Participation. A participant's withdrawal from any Offering will not have any effect upon such participant's eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company and for which such participant is otherwise eligible.

      8.03 Termination of Employment. Upon termination of a participant's employment with the Company or any Eligible Subsidiary Corporation (as the case may be) for any reason, including retirement or death, the participant's payroll deductions accumulated prior to such termination, if any, shall be applied toward purchasing full shares of Common Stock in the then-current Offering, and any cash balance remaining after the purchase of shares in such Offering shall be refunded to him or her, or, in the case of his or her death, to the person or persons entitled thereto under Section 12.01, and his or her participation in the Plan shall be deemed to be terminated.

                                   ARTICLE IX

                                    INTEREST

      9.01 Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of or distributed to any participant Employee.

                                   ARTICLE X

                                     STOCK

      10.01 Participant's Interest in Option Stock. No participant will have any interest in shares of Common Stock covered by any option held by such participant until such option has been exercised as provided in Section 7.01 above.

      10.02 Registration of Stock. Shares of Common Stock purchased by a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Plan Representative prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

      10.03 Restrictions on Exercise. The Board may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of such option shall have been duly listed, upon official notice of issuance, upon a stock exchange or market, and that either:

            (a) a registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

            (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his or her intention to purchase the shares for investment and not for resale or distribution.

                                   ARTICLE XI

                                 ADMINISTRATION

      11.01 Appointment of Committee. The Board shall appoint a committee (the "Committee") to administer the Plan, which shall consist solely of no fewer than three "non-employee directors" (as defined in Rule 16b-3(a)(3) promulgated under the Securities Act of 1933, as amended). In the event the Board fails to appoint a committee, then the Compensation Committee of the Board shall act as the Committee.

      11.02 Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provision of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination of the foregoing matters shall be conclusive.

      11.03 Rules Governing the Administration of the Committee. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its chairman, shall hold its meetings at such times and places as it shall deem advisable, and may hold telephonic meetings. All determinations of the Committee shall be made by a majority of its members. A decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                  ARTICLE XII

                                 MISCELLANEOUS

      12.01 Designation of Beneficiary. A participant may file with the Plan Representative a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash under the Plan upon the participant's death. Such designation of beneficiary may be changed by the participant at any time by written notice to the Plan Representative. Upon the death of a participant and receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by the participant under the Plan, and subject to Article VIII above concerning withdrawal from the Plan, the Company shall deliver such shares of Common Stock and/or cash to such beneficiary. In the event of the death of a participant lacking a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents of the participant, in each case without any further liability of the Company whatsoever under or relating to the Plan. No beneficiary shall, prior to the death of the participant by whom he or she has been designated, acquire any interest in the shares of Common Stock and/or cash credited to the participant under the Plan.

      12.02 Transferability. Neither payroll deductions credited to any participant's account nor any option or rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may, in its discretion, treat such act as an election to withdraw from participation in the Plan in accordance with Section 8.01.

      12.03 Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate such payroll deductions.

      12.04 Adjustment Upon Changes in Capitalization.

      (a) If, while any options are outstanding under the Plan, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through any reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and in the Option Price or Prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No such adjustments shall be made for or in respect of stock dividends. For purposes of this paragraph, any distribution of shares of Common Stock to stockholders in an amount aggregating 20% or more of the outstanding shares of Common Stock shall be deemed a stock split, and any distribution of shares aggregating less than 20% of the outstanding shares of Common Stock shall be deemed a stock dividend.

      (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or capital stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date, upon the exercise of such option, for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.04 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which each such holder of any such option might hereafter be entitled to receive.

      12.05 Amendment and Termination. The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, alter (i) the aggregate number of shares of Common Stock which may be issued under the Plan (except pursuant to Section 12.04 above), or (ii) the class of employees eligible to receive options under the Plan, other than to designate additional Subsidiary Corporations as Eligible Subsidiary Corporations, and provided further, however, that no termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase shares of Common Stock, adversely affect the rights of such Employee under such option.

      12.06 Effective Date. The Plan shall become effective as of January 21, 1999, subject to approval by the holders of a majority of the shares of Common Stock present and represented at any special or annual meeting of the stockholders of the Company duly held within 12 months after adoption of the Plan. If the Plan is not so approved, the Plan shall not become effective.

      12.07 No Employment Rights. The Plan does not, directly or indirectly, create in any person any right with respect to continuation of employment by the Company or any Subsidiary Corporation, and it shall not be deemed to interfere in any way with the Company's or any Subsidiary Corporation's right to terminate, or otherwise modify, any employee's employment at any time.

      12.08 Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

      12.09 Governing Law. The law of the State of New York will govern all matters relating to this Plan except to the extent superseded by the federal laws of the United States.

      12.10 Committee Rules for Foreign Jurisdictions. The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures; provided, however, that any such rules or procedures do not result in an Offering Price which is less than the lesser of an amount equal to 85% of the fair market value of the stock on the Offering Commencement Date or 85% of the value of the stock on the Offering Termination Date. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

           SCHEDULE 2.03 TO PORTA SYSTEMS EMPLOYEE STOCK PURCHASE PLAN

Eligible  Subsidiary  Corporations
----------------------------------

     Porta  Systems  Ltd.,  U.K.
     Miror  Telephony  Software,  Inc.

PROXY
-----

                               PORTA SYSTEMS CORP.

              1999 ANNUAL MEETING OF STOCKHOLDERS -- JUNE 23, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William V. Carney, Seymour Joffe and Michael Tancredi or any of them acting in the absence of the others, with full power of substitution or revocation, proxies for the undersigned, to vote at the 1999 Annual Meeting of Stockholders of Porta Systems Corp. (the "Company"), to be held at 9:30 a.m., local time, on Wednesday, June 23, 1999, at the offices of the Corporation at 575 Underhill Blvd., Syosset, New York 11791, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

(1)     To  elect  the  following  eight  (8)  directors:

William  V. Carney, Seymour Joffe, Michael A. Tancredi, Warren H. Esanu, Herbert
H.  Feldman,  Stanley  Kreitman,  Lloyd  I.  Miller,  III  and  Robert Schreiber

 [ ]     FOR all nominees listed above (except as marked to the contrary below).

 [ ]     WITHHOLD  AUTHORITY  to  vote  for  all  nominees  listed  above.

INSTRUCTION:     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT
                 THAT  NOMINEE'S  NAME  BELOW.

--------------------------------------------------------------------------------

(2)     To approve the Porta Systems Corp. 1999 Incentive and Non-Qualified
           Stock Option Plan.

     FOR  [  ]               AGAINST  [  ]          ABSTAIN  [  ]


(3)     To  approve  the  Porta Systems Corp. 1999 Employee Stock Purchase Plan.

     FOR  [  ]               AGAINST  [  ]          ABSTAIN  [  ]


(4) To ratify the appointment of BDO Seidman, LLP as the Company's independent auditors for the year ending December 31, 1999.


     FOR  [  ]               AGAINST  [  ]          ABSTAIN  [  ]


(5) In their discretion, upon the transaction of such other business as may properly come before the meeting.

All  of  the  above  as  set  forth  in the Proxy Statement, dated May 14, 1999.

     The shares represented by this proxy will be voted on Items 1, 2, 3 and 4 as directed by the stockholder, but if no direction is indicated, will be voted FOR Items 1, 2, 3 and 4.

     If  you  plan  to  attend  the  meeting  please  indicate  below:

     I  plan  to  attend  the  meeting  [  ]

Dated:                ,  1999
      ----------------



                                        -------------------------------


                                        -------------------------------

                                        (Signature(s))

                                   PLEASE SIGN EXACTLY AS NAME(S) APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
                                   PLEASE DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.